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                                                                    EXHIBIT 10.3

                        BINDVIEW DEVELOPMENT CORPORATION

                              1997 INCENTIVE PLAN

         1. PURPOSE. The purpose of this 1997 Incentive Plan (the "Plan") of BindView Development Corporation, a Texas corporation (the "Company"), is to advance the interests of the Company and its shareholders by providing a means to attract, retain and reward executive officers and other key employees and consultants of and service providers to the Company and its subsidiaries (including consultants and others providing services of substantial value) and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company's shareholders.

         2. DEFINITIONS. For purposes of the Plan and any Option hereunder, the following additional terms shall be defined as set forth below:

         (a) "Beneficiary" shall mean the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Board to receive the benefits specified under the Plan upon such Participant's death or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

         (b) "Board" means the Board of Directors of the Company; provided that if the Board of Directors designates a the compensation committee of the Board, or such other Board committee to administer the Plan, such committee shall be deemed to be the "Board" for the purposes of the Plan.

         (c) "Cause" when used in connection with the termination of a Participant's employment with the Company, means the termination of the Participant's employment by the Company by reason of (i) the conviction of the Participant by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude; (ii) the proven commission by the Participant of an act of fraud upon the Company; (iii) the willful and proven misappropriation of any funds or property of the Company by the Participant; (iv) the willful, continued and unreasonable failure by the Participant to perform duties assigned to him and agreed to by him; (v) the knowing engagement by the Participant in any direct, material conflict of interest with the Company without compliance with the Company's conflict of interest policy, if any, then in effect; (vi) the knowing engagement by the Participant, without the written approval of the Board, in any activity which competes with the business of the Company or which would result in a material injury to the Company; or (vii) the knowing engagement in any activity which would constitute a material violation of the provisions of the Company's policies and procedures manual, if any, then in effect.

         (d) A "Change in Control" shall be deemed to have occurred if any person, other than the Company or an employee benefit plan of the Company, acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Exchange Act) of any voting security of the Company and immediately after such acquisition such Person is, directly or indirectly, the Beneficial Owner of voting securities representing 50 percent or more of the total voting power of all of the then-outstanding voting securities of the Company.
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         (e)     "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include regulations thereunder and successor provisions and regulations thereto.

         (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include rules thereunder and successor provisions and rules thereto.

         (g) "Fair Market Value" means, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Board, PROVIDED, HOWEVER, that (i) if the Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the Fair Market Value of such Stock on a given date shall be based upon the last sales price or, if unavailable, the average of the closing bid and asked prices per share of the Stock on such date (or, if there was no trading or quotation in the Stock on such date, on the next preceding date on which there was trading or quotation) as reported in the WALL STREET JOURNAL (or other reporting service approved by the Board), (ii) the "Fair Market Value" of Stock subject to Options granted effective upon commencement of the Initial Public Offering shall be the Initial Public Offering price of the shares so issued and sold in the Initial Public Offering, as set forth in the first final prospectus used in such offering (the provisions of clause (i) notwithstanding) and (iii) the "Fair Market Value" of Stock prior to the date of the Initial Public Offering shall be as determined by the Board of Directors.

         (h) "Initial Public Offering" shall mean an initial public offering of shares of Stock in a firm commitment underwriting registered with the Securities and Exchange Commission in compliance with the provisions of the Securities Act of 1933, as amended.

         (i) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

         (j) "Option Agreement" means any written agreement, contract, notice or other instrument or document evidencing an Option.

         (k) "Participant" means a person who, at a time when eligible under Section 5 hereof, has been granted an Option under the Plan.

         (l) "Rule l6b-3" means Rule l6b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

         (m) "Stock" means the Common Stock, no par value per share, of the Company and such other securities as may be substituted for Stock or such other securities pursuant to Section 4.

         (n) "TBCA" shall mean the Texas Business Corporation Act, as amended from time to time.





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         3.      ADMINISTRATION.

         (a) AUTHORITY OF THE BOARD. The Plan shall be administered by the Board. The Board shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the
Plan:

                 (i)      to select persons to whom Options may be granted;

                 (ii) to determine the type or types of Options to be granted to each such person;

                 (iii) to determine the number of Options to be granted, the number of shares of Stock to which an Option will relate, the terms and conditions of any Option granted under the Plan (including, but not limited to, any exercise price, grant price or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability or settlement of an Option, and waivers or accelerations thereof, performance conditions relating to an Option, based in each case on such considerations as the Board shall determine), and all other matters to be determined in connection with an Option;

                 (iv) to determine whether, to what extent and under what circumstances an Option may be settled, or the exercise price of an Option may be paid, in cash, Stock, or other property, or an Option may be canceled, forfeited, or surrendered;

                 (v) to determine whether, to what extent and under what circumstances cash, Stock, or other property payable with respect to an Option will be deferred either automatically, at the election of the Board or at the election of the Participant;

                 (vi) to prescribe the form of each Option Agreement, which need not be identical for each Participant;

                 (vii) to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Board may deem necessary or advisable to administer the Plan;

                 (viii) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Option, rules and regulations, Option Agreement or other instrument hereunder; and

                 (ix) to make all other decisions and determinations as may be required under the terms of the Plan or as the Board may deem necessary or advisable for the administration of the Plan.

         (b) MANNER OF EXERCISE OF BOARD AUTHORITY. Unless authority is specifically reserved to the Board under the terms of the Plan, the Company's Certificate of Incorporation or Bylaws, or applicable law, the Board shall have sole discretion in exercising authority under the Plan. Any action of the Board with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, subsidiaries of the Company, Participants, any person claiming any rights under the Plan from or through any Participant and shareholders, except to the extent the Board may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Board must





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or may make any determination shall be determined by the Board, and any such determination may thereafter by modified by the Board (subject to Section 8(e)). The taking of any action by the Board shall not be construed as limiting any power or authority of the Board. The Board may delegate to officers or managers of the Company or any subsidiary of the Company the authority, subject to such terms as the Board shall determine, to perform administrative functions and, with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Board may determine, to the extent permitted under Rule 16b-3, if applicable, and other applicable law.

         (c) LIMITATION OF LIABILITY. Each member of the Board shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any subsidiary, the Company's independent certified public accountants or any executive compensation consultant, legal counsel or other professional retained by the Company to assist in the administration of the Plan. No member of the Board, nor any officer or employee of the Company acting on behalf of the Board, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and any officer or employee of the Company acting on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

         4.      STOCK SUBJECT TO PLAN.

         (a) AMOUNT OF STOCK RESERVED. The total amount of Stock that may be subject to outstanding awards, determined immediately after the grant of any Option, shall not exceed 521,496 shares of Stock, subject to adjustment as provided in Section 4(b), PROVIDED, HOWEVER, that shares subject to Options shall not be deemed delivered if such Options are forfeited, expire or otherwise terminate without delivery of shares to the Participant. To the extent that an Option is only to be paid in cash or is paid in cash, any shares of Stock subject to such Option shall again be available for the grant of an Option. Any shares of Stock delivered pursuant to an Option may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares acquired in the market for a Participant's Account.

         (b) ADJUSTMENTS. In the event that the Board shall determine that any dividend or other distribution (whether in the form of cash, Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or exchange of Stock or other securities, liquidation, dissolution, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Board shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock reserved and available for Options under Section 4(a), including shares reserved for the ISOs, (ii) the number and kind of other outstanding Options in connection with which shares have been issued, (iii) the number and kind of shares that may be issued in respect of other outstanding Options and (iv) the exercise price, grant price or purchase price relating to any Option (or, if deemed appropriate, the Board may make provision for a cash payment with respect to any outstanding Option). In addition, the Board is authorized to make adjustments in the terms and conditions of, and the criteria included in, Options in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any subsidiary or the financial statements of the Company or any subsidiary, or in





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response to changes in applicable laws, regulations, or accounting principles.
The foregoing notwithstanding, no adjustments shall be authorized under this
Section 4(b) with respect to ISOs to the extent that such authority would cause the Plan to fail to comply with Section 422(b)(1) of the Code.

         5. ELIGIBILITY. Executive officers and other key employees of the Company and its subsidiaries, including any director or officer who is also such an employee, and persons who provide consulting or other services to the Company deemed by the Board to be of substantial value to the Company, are eligible to be granted Options under the Plan. In addition, a person who has been offered employment by the Company or its subsidiaries is eligible to be granted an Option under the Plan, provided that such Option shall be cancelled if such person fails to commence such employment, and no payment of value may be made in connection with such Option until such person has commenced such employment. The foregoing notwithstanding, no member of the Board shall be eligible to be granted Options under the Plan.

         6.      SPECIFIC TERMS OF OPTIONS.

         (a) GENERAL. Options may be granted on the terms and conditions set forth in this Section 6. In addition, the Board may impose on any Option or the exercise thereof such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Board shall determine, including terms requiring forfeiture of Options in the event of termination of employment or service of the Participant. Except as provided in Section 6(e) or 7(a), or to the extent required to comply with requirements of the TBCA that lawful consideration be paid for Stock, only services may be required as consideration for the grant (but not the exercise) of any Option.

         (b) OPTIONS. The Board is authorized to grant Options (including "reload" options automatically granted to offset specified exercises of Options) on the following terms and conditions ("Options"):

                 (i) EXERCISE PRICE. The exercise price per share of Stock purchasable under an Option shall be determined by the Board; PROVIDED, HOWEVER, that, except as provided in Section 7(a), such exercise price shall be not less than the Fair Market Value of a share on the date of grant of such Option.

                 (ii) TIME AND METHOD OF EXERCISE. The Board shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Options or awards granted under other Company plans or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants.

                 (iii) ISOS. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that no ISO shall be granted more than ten years after the effective date of the Plan. Anything in the Plan to the contrary notwithstanding, no term of the Plan





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         relating to ISOs shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless requested by the affected Participant.

         7.      ADDITIONAL PROVISIONS APPLICABLE TO OPTIONS.

         (a) ACCELERATION UPON A CHANGE OF CONTROL. Notwithstanding anything contained herein to the contrary, unless otherwise provided by the Board in an Option Agreement, all conditions and restrictions relating to an Option, including limitations on exercisability, risks of forfeiture and conditions and restrictions requiring the continued performance of services or the achievement of performance objectives with respect to the exercisability or settlement of such Option, shall immediately lapse upon a Change in Control.

         (b) TERM OF OPTIONS. Subject to any other limitations set forth in the Plan, the term of each Option shall be for such period as may be determined by the Committee; PROVIDED, HOWEVER, that in no event shall the term of any ISO exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

         (c) FORM OF PAYMENT UNDER OPTIONS. Subject to the terms of the Plan and any applicable Option Agreement, payments to be made by the Company or a subsidiary upon the grant, exercise or settlement of an Option may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Options or other property, and may be made in a single payment or transfer, in installments or on a deferred basis.

         (c) STOCKHOLDERS AGREEMENT. The Plan and all shares of Stock or Stock equivalents granted pursuant hereto shall be subject to the terms of any shareholders agreement entered into by the Company concurrent, or prior, to the grant of any Option hereunder.

         8.      GENERAL PROVISIONS.

         (a) COMPLIANCE WITH LAWS AND OBLIGATIONS. The Company shall not be obligated to issue or deliver Stock in connection with any Option or take any other action under the Plan in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other law, regulation or contractual obligation of the Company until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing shares of Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

         (b) LIMITATIONS ON TRANSFERABILITY. Subject to the restrictions of any other agreement of the Company and its shareholders, the Board shall have the right to determine the any limitations upon transferability of the Options and rights under the Plan; PROVIDED, HOWEVER, that ISOs granted under the Plan will not be transferable by a Participant except by will or the laws of descent and distribution or to a Beneficiary in the event of the Participant's





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death, and, if exercisable, shall be exercisable during the lifetime of a
Participant only by such Participant or his guardian or legal representative.

         (c) NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or other person the right to be retained in the employ or service of the Company or any of its subsidiaries, nor shall it interfere in any way with the right of the Company or any of its subsidiaries to terminate any employee's employment or other person's service at any time.

         (d) TAXES. The Company and any subsidiary is authorized to withhold from any Option granted or to be settled, any delivery of Stock in connection with an Option, any other payment relating to an Option or any payroll or other payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Option, and to take such other action as the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Option. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

         (e) CHANGES TO THE PLAN AND OPTIONS. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Board's authority to grant Options under the Plan without the consent of shareholders or Participants, except that any such action shall be subject to the approval of the Company's shareholders at or before the next annual meeting of shareholders for which the record date is after such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; PROVIDED, HOWEVER, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under any Option theretofore granted to him. The Board may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Option theretofore granted and any Option Agreement relating thereto; PROVIDED, HOWEVER, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Option.

         (f) NO RIGHTS TO OPTIONS; NO SHAREHOLDER RIGHTS. No Participant or employee shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment of Participants and employees. No Option shall confer on any Participant any of the rights of a shareholder of the Company unless and until Stock is duly issued or transferred and delivered to the Participant in accordance with the terms of the Option or, in the case of an Option, the Option is duly exercised.

         (g) UNFUNDED STATUS OF OPTIONS; CREATION OF TRUSTS. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Option, nothing contained in the Plan or any Option shall give any such Participant any rights that are greater than those of a general creditor of the Company; PROVIDED, HOWEVER, that the Board may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Stock or other property pursuant to any Option, which trusts or other





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arrangements shall be consistent with the "unfunded" status of the Plan unless the Board otherwise determines with the consent of each affected Participant.

         (h) NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

         (i) NO FRACTIONAL SHARES. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Option. The Board shall determine whether cash, other Options, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

         (j) COMPLIANCE WITH CODE SECTION 162(m). It is the intent of the Company that employee Options shall constitute "qualified performance-based compensation" within the meaning of Code Section 162(m). Accordingly, if any provision of the Plan or any Option Agreement relating to such an Option does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Board or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Option upon attainment of the performance objectives.

         (k) GOVERNING LAW. The validity, construction and effect of the Plan, any rules and regulations relating to the Plan and any Option Agreement shall be determined in accordance with the laws of the State of Texas, without giving effect to principles of conflicts of laws, and applicable federal law.

         (l) EFFECTIVE DATE; PLAN TERMINATION. The Plan shall become effective as of the date of its adoption by the Board, subject to shareholder approval prior to the commencement of the Initial Public Offering, and shall continue in effect until terminated by the Board.

         IN WITNESS WHEREOF, the undersigned authorized representative of the Company does hereby certify that the Plan was duly adopted by the Board of Directors of the Company by resolution dated September ___, 1997.



                                  By:
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                                  Name:
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                                  Title:
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         IN WITNESS WHEREOF, the undersigned authorized representative of the
Company does hereby certify that the Plan was approved by the vote of at least a majority all of the shareholders of the Company by resolution dated September ___, 1997.



                                  By:
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                                  Name:
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                                  Title:
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